                                                                   EXHIBIT 99.32

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE RATES

                                       AGGREGATE                                WEIGHTED      AVERAGE       WEIGHTED      PERCENT
                                       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE       FULL OR
RANGE OF                NUMBER OF       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE       ORIGINAL    ALTERNATIVE
MORTGAGE RATES        MORTGAGE LOANS  OUTSTANDING        POOL       COUPON       SCORE      OUTSTANDING       LTV           DOC
--------------        --------------  -----------     ----------    ------       -----      -----------     --------    -----------
5.500% or less              311       $ 97,108,706        9.99%        5.23%      684      $    312,247        77.55%         0.00%
5.501% to 6.000%            681        189,631,935        19.5        5.871       672           278,461        77.25             0
6.001% to 6.500%            860        215,312,558       22.14        6.329       665           250,363        78.14             0
6.501% to 7.000%            860        192,416,756       19.79        6.822       647           223,740        80.12             0
7.001% to 7.500%            417         92,411,186         9.5        7.315       639           221,610        80.95             0
7.501% to 8.000%            324         62,886,283        6.47        7.786       619           194,093        81.58             0
8.001% to 8.500%            148         20,800,710        2.14        8.275       621           140,545        83.31             0
8.501% to 9.000%            134         14,199,148        1.46        8.799       625           105,964        89.32             0
9.001% to 9.500%             82          6,429,311        0.66        9.404       665            78,406         96.3             0
9.501% to 10.000%           253         18,283,448        1.88        9.897       685            72,267        98.05             0
10.001% to 10.500%          204         12,288,892        1.26        10.41       664            60,240        97.78             0
10.501% to 11.000%          535         34,572,675        3.56        10.87       663            64,622         98.8             0
11.001% to 11.500%           66          2,563,789        0.26       11.305       669            38,845        99.25             0
11.501% to 12.000%           80          4,004,032        0.41       11.945       658            50,050        98.14             0
12.001% to 12.500%           70          3,659,123        0.38        12.35       685            52,273        99.48             0
12.501% to 13.000%          136          5,647,711        0.58       12.851       660            41,527        99.59             0
13.001% to 13.500%            2             45,735           0       13.196       680            22,867          100             0
13.501% to 14.000%            2            111,106        0.01       13.795       678            55,553          100             0
                          -----       ------------      ------       ------       ---      ------------        -----          ----
TOTAL:                    5,165       $972,373,103      100.00%        6.89%      658      $    188,262        80.89%         0.00%
                          -----       ------------      ------       ------       ---      ------------        -----          ----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.325% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.892% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                                WEIGHTED     AVERAGE        WEIGHTED     PERCENT
RANGE OF                               PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE      FULL OR
REMAINING MONTHS        NUMBER OF       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE        ORIGINAL    ALTERNATIVE
TO STATED MATURITY    MORTGAGE LOANS   OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING         LTV         DOC
------------------    --------------   -----------    ----------    ------       -----     -----------      --------    -----------
109 to 120                    1       $     63,444         0.01%       6.50%       663     $     63,444        35.14%       0.00%
157 to 168                    3             93,194         0.01        11.4        675           31,065          100           0
169 to 180                1,591        104,738,240        10.77      10.094        673           65,832        95.17           0
229 to 240                    6            922,127         0.09       6.712        629          153,688        69.53           0
337 to 348                    4            627,119         0.06       7.322        620          156,780        76.67           0
349 to 360                3,560        865,928,979        89.05       6.504        656          243,238        79.17           0
                          -----       ------------       ------      ------        ---     ------------        -----        ----
TOTAL:                    5,165       $972,373,103       100.00%       6.89%       658     $    188,262        80.89%       0.00%
                          -----       ------------       ------      ------        ---     ------------        -----        ----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 336 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV          DOC
--------------------------   --------------   -----------    ----------    ------     -----     -----------   --------   -----------
$50,000 or less                   725         $ 24,942,536        2.57%     10.78%     667      $    34,403     97.61%      0.00%
$50,001 to $100,000             1,021           75,408,920        7.76      9.207      662           73,858     89.84          0
$100,001 to $150,000              777           97,722,816       10.05      7.514      651          125,769     81.75          0
$150,001 to $200,000              666          117,256,847       12.06      6.798      650          176,061        79          0
$200,001 to $250,000              532          119,543,221       12.29      6.553      651          224,705     78.43          0
$250,001 to $300,000              457          125,322,107       12.89      6.489      657          274,228     79.42          0
$300,001 to $350,000              315          102,124,389        10.5      6.413      657          324,204     79.83          0
$350,001 to $400,000              239           89,476,419         9.2      6.371      663          374,378     79.56          0
$400,001 to $450,000              125           52,969,785        5.45      6.455      671          423,758     81.54          0
$450,001 to $500,000              129           61,671,818        6.34      6.314      659          478,076     78.88          0
$500,001 to $550,000               70           36,610,734        3.77      6.175      667          523,010     77.76          0
$550,001 to $600,000               48           27,512,241        2.83      6.209      655          573,172     81.45          0
$600,001 to $650,000               25           15,757,690        1.62      6.041      672          630,308     79.12          0
$650,001 to $700,000               15           10,134,235        1.04      6.375      661          675,616     78.25          0
$700,001 to $750,000               14           10,321,148        1.06      6.051      686          737,225     80.66          0
$750,001 to $800,000                5            3,915,325         0.4       5.95      674          783,065     81.04          0
$800,001 to $850,000                2            1,682,873        0.17      6.812      690          841,437     75.99          0
                                -----         ------------      ------      -----      ---      -----------     -----       ----
TOTAL:                          5,165         $972,373,103      100.00%      6.89%     658      $   188,262     80.89%      0.00%
                                -----         ------------      ------      -----      ---      -----------     -----       ----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $846,250 and the average outstanding principal balance of the Mortgage Loans was approximately $188,262.

PRODUCT TYPES

                                               AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                               NUMBER OF       BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PRODUCT TYPES                MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
-------------                --------------   -----------    ----------    ------    -------    -----------   --------   -----------
Fixed - 10 Year                      1        $     63,444        0.01%      6.50%      663     $    63,444     35.14%      0.00%
Fixed - 15 Year                    112          14,239,216        1.46      6.767       662         127,136     70.02          0
Fixed - 20 Year                      6             922,127        0.09      6.712       629         153,688     69.53          0
Fixed - 30 Year                    747         161,519,422       16.61      6.593       664         216,224     75.13          0
ARM - 6 Month                        8           2,208,311        0.23      7.141       669         276,039     86.64          0
ARM - 2 Year/6 Month             2,518         626,838,278       64.46      6.503       654         248,943     80.28          0
ARM - 3 Year/6 Month               150          33,997,150         3.5      6.521       642         226,648     79.94          0
ARM - 5 Year/6 Month               141          41,992,938        4.32      6.144       667         297,822      77.2          0
Balloon Loans                    1,482          90,592,218        9.32     10.619       674          61,128     99.13          0
                                 -----        ------------      ------     ------       ---     -----------     -----       ----
TOTAL:                           5,165        $972,373,103      100.00%      6.89%      658     $   188,262     80.89%      0.00%
                                 -----        ------------      ------     ------       ---     -----------     -----       ----

ADJUSTMENT TYPE

                                               AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                               NUMBER OF       BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE              MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
-------------                --------------   -----------    ----------    ------    -------    -----------   --------   -----------
ARM                               2,817       $705,036,676       72.51%      6.48%      654     $   250,279     80.10%      0.00%
Fixed Rate                        2,348        267,336,427       27.49      7.967       668         113,857     82.96          0
                                  -----       ------------      ------     ------       ---     -----------     -----       ----
TOTAL:                            5,165       $972,373,103      100.00%      6.89%      658     $   188,262     80.89%      0.00%
                                  -----       ------------      ------     ------       ---     -----------     -----       ----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF       BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
STATE                     MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
-----                     --------------   -----------      ----        ------     -----     -----------     ---         ---
Arizona                         149        $ 18,563,511        1.91%     7.03%      655      $   124,587     83.35%      0.00%
Arkansas                          3             238,136        0.02     7.227       612           79,379     76.66          0
California                    2,807         620,353,645        63.8     6.716       661          221,002     80.34          0
Colorado                         73          10,865,867        1.12     6.815       661          148,847     82.63          0
Connecticut                      53          10,676,608         1.1     6.767       634          201,445     76.53          0
Delaware                          5             440,197        0.05      7.72       636           88,039     85.27          0
District of Columbia             14           2,698,144        0.28     7.356       650          192,725     71.84          0
Florida                         241          30,391,231        3.13     7.274       642          126,105      81.4          0
Georgia                          70           7,546,986        0.78     7.609       674          107,814     84.17          0
Idaho                            14           1,540,140        0.16     7.341       650          110,010     88.27          0
Illinois                        182          26,453,475        2.72     7.169       667          145,349     82.92          0
Indiana                           9             816,871        0.08     7.132       647           90,763     79.83          0
Iowa                              4             282,975        0.03     8.314       663           70,744     82.54          0
Kansas                           11             830,267        0.09     7.866       662           75,479     84.04          0
Kentucky                          6             469,288        0.05     8.002       605           78,215     81.64          0
Louisiana                        62           6,786,542         0.7     7.535       638          109,460     84.09          0
Maryland                        142          24,032,486        2.47     7.116       659          169,243     83.02          0
Massachusetts                    61          11,309,284        1.16     7.119       670          185,398     83.09          0
Michigan                         41           4,075,307        0.42     7.976       638           99,398     81.39          0
Minnesota                        13           2,933,025         0.3      7.02       628          225,617     83.88          0
Mississippi                      10             681,691        0.07     7.868       598           68,169     85.21          0
Missouri                         16           2,014,105        0.21     7.838       655          125,882     83.66          0
Montana                          27           3,346,724        0.34     7.185       634          123,953     82.38          0
Nevada                          118          20,865,137        2.15     7.356       659          176,823     82.53          0
New Hampshire                    10           1,241,969        0.13     7.051       624          124,197     79.18          0
New Jersey                       53          10,265,580        1.06      7.02       640          193,690      81.6          0
New Mexico                        6           1,032,450        0.11     8.445       659          172,075     84.95          0
New York                        196          48,605,854           5     6.865       652          247,989     78.45          0
North Carolina                   29           2,830,960        0.29     7.741       637           97,619     86.11          0
Ohio                             17           1,912,928         0.2     6.985       636          112,525     88.62          0
Oklahoma                         13           1,192,994        0.12     7.469       652           91,769      86.9          0
Oregon                           28           3,772,501        0.39     7.251       625          134,732     82.02          0
Pennsylvania                     66           7,805,834         0.8     7.443       627          118,270     83.99          0
Rhode Island                     14           1,858,012        0.19     7.436       669          132,715     78.61          0
South Carolina                   12           1,319,740        0.14     7.222       666          109,978     80.74          0
Tennessee                        17           1,987,726         0.2     7.526       649          116,925     89.17          0
Texas                           291          35,881,677        3.69     7.492       651          123,305     82.45          0
Utah                             12           1,578,832        0.16      6.48       647          131,569     81.14          0
Vermont                           2             562,420        0.06     7.345       575          281,210     51.88          0
Virginia                        201          32,942,921        3.39     7.352       662          163,895      83.2          0
Washington                       46           7,039,686        0.72     6.639       689          153,037      79.6          0
West Virginia                     1              59,878        0.01      9.75       688           59,878       100          0
Wisconsin                        20           2,269,496        0.23      7.55       671          113,475     83.03          0
                              -----        ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                        5,165        $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                              -----        ------------      ------     -----       ---      -----------     -----       ----

(1) No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL           NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
--------------------      --------------   -----------      ----        ------     -----     -----------     ---         ---
50.00% or less                  103        $ 17,008,263        1.75%     6.44%      634      $   165,129     41.55%      0.00%
50.01% to 55.00%                 53          10,700,815         1.1     6.349       634          201,902     53.07          0
55.01% to 60.00%                 75          13,559,918        1.39     6.295       649          180,799     58.13          0
60.01% to 65.00%                107          22,663,804        2.33     6.528       617          211,811     63.05          0
65.01% to 70.00%                204          47,983,755        4.93     6.379       635          235,214     68.66          0
70.01% to 75.00%                315          86,452,912        8.89     6.429       643          274,454     73.97          0
75.01% to 80.00%              1,958         472,130,665       48.55     6.411       669          241,129     79.75          0
80.01% to 85.00%                298          71,687,869        7.37     6.661       641          240,563     84.17          0
85.01% to 90.00%                370          91,591,941        9.42     6.832       649          247,546     89.57          0
90.01% to 95.00%                310          50,611,096         5.2     7.591       646          163,262     94.67          0
95.01% to 100.00%             1,372          87,982,065        9.05    10.393       677           64,127     99.91          0
                              -----        ------------      ------    ------       ---      -----------     -----       ----
TOTAL:                        5,165        $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                              -----        ------------      ------    ------       ---      -----------     -----       ----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.43% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.41% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.13%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE              MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
------------              --------------   -----------      ----        ------     -----     -----------     ---         ---
Purchase                       3,035       $505,463,543       51.98%     7.12%      674      $   166,545     83.50%      0.00%
Refinance - Cashout            1,520        337,006,393       34.66     6.682       639          221,715      78.5          0
Refinance - Rate Term            610        129,903,167       13.36     6.554       645          212,956      76.9          0
                               -----       ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                         5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                               -----       ------------      ------     -----       ---      -----------     -----       ----

            Top

PROPERTY TYPE

                                               AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                               NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE                MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
-------------                --------------   -----------      ----        ------     -----     -----------     ---         ---
Single Family Detached            3,643       $686,596,512       70.61%     6.89%      655      $   188,470     80.67%      0.00%
Townhouse                             2            798,296        0.08     6.738       684          399,148        80          0
Condo                               554         91,475,877        9.41     6.815       662          165,119     82.24          0
2-4 Family                          304         71,116,649        7.31     6.956       676          233,936     79.67          0
Manufactured Housing                 41          5,169,102        0.53       6.7       658          126,076     73.73          0
Planned Unit Development            621        117,216,668       12.05     6.957       660          188,755     82.15          0
                                  -----       ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                            5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                                  -----       ------------      ------     -----       ---      -----------     -----       ----

DOCUMENTATION

                                           AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
-------------            --------------   -----------      ----        ------     -----     -----------     ---         ---
Streamlined                   2,393       $361,785,102       37.21%     7.35%      679      $   151,185     84.03%      0.00%
Stated                        1,476        334,022,270       34.35     6.552       645          226,302     75.43          0
Limited                         897        196,126,154       20.17     6.634       645          218,647     83.56          0
Lite                            399         80,439,577        8.27     6.851       651          201,603     82.89          0
                              -----       ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                        5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                              -----       ------------      ------     -----       ---      -----------     -----       ----

OCCUPANCY

                                           AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------                --------------   -----------      ----        ------     -----     -----------     ---         ---
Primary                       4,825       $912,963,699       93.89%     6.88%      657      $   189,215     80.98%      0.00%
Investment                      211         37,273,423        3.83     6.983       666          176,651     77.79          0
Second Home                     129         22,135,982        2.28     7.049       680          171,597     82.32          0
                              -----       ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                        5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                              -----       ------------      ------     -----       ---      -----------     -----       ----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOANS AGE        NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)                MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
--------                --------------   -----------      ----        ------     -----     -----------     ---         ---
3                            1,450       $280,739,802       28.87%     6.92%      663      $   193,614     80.70%      0.00%
4                            1,779        341,166,231       35.09     6.812       659          191,774     80.49          0
5                            1,181        218,965,260       22.52     6.853       656          185,407     81.26          0
6                              614        107,538,473       11.06     7.098       649          175,144     82.21          0
7                              120         21,227,502        2.18     7.022       647          176,896     79.47          0
8                                7            990,392         0.1     8.503       600          141,485     76.88          0
9                                4            794,415        0.08     7.225       702          198,604     79.82          0
11                               3            230,716        0.02     8.252       679           76,905     82.96          0
12                               2            162,529        0.02     7.816       625           81,265     76.84          0
13                               4            527,150        0.05     7.611       628          131,787     79.38          0
14                               1             30,634           0    12.125       633           30,634       100          0
                             -----       ------------      ------    ------       ---      -----------     -----       ----
TOTAL:                       5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                             -----       ------------      ------    ------       ---      -----------     -----       ----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT        NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
------------             --------------   -----------      ----        ------     -----     -----------     ---         ---
None                          1,196       $196,823,091       20.24%     7.34%      659      $   164,568     82.68%      0.00%
12 Months                       226         56,462,910        5.81     6.837       656          249,836     79.24          0
24 Months                     2,452        511,883,003       52.64     6.667       655          208,761     81.24          0
36 Months                     1,291        207,204,099       21.31     7.033       664          160,499     78.76          0
                              -----       ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                        5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                              -----       ------------      ------     -----       ---      -----------     -----       ----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES     MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
----------------------     --------------   -----------      ----        ------     -----     -----------     ---         ---
Not Available                       3       $    586,370        0.06%     6.49%        0      $   195,457     77.22%      0.00%
476 to 500                          3            592,313        0.06     7.851       500          197,438     71.59          0
501 to 525                         57         11,165,326        1.15     7.768       515          195,883     71.57          0
526 to 550                         94         19,444,487           2     7.585       538          206,856     73.61          0
551 to 575                        172         35,021,451         3.6     7.148       564          203,613      77.1          0
576 to 600                        295         60,306,238         6.2     6.983       589          204,428     77.21          0
601 to 625                        590        108,616,464       11.17     6.948       615          184,096     80.43          0
626 to 650                      1,162        216,412,453       22.26     6.961       638          186,241     81.59          0
651 to 675                      1,015        181,018,176       18.62     6.905       663          178,343     81.92          0
676 to 700                        777        142,008,188        14.6     6.866       687          182,765     82.88          0
701 to 725                        433         85,601,538         8.8     6.595       711          197,694     81.41          0
726 to 750                        279         52,151,793        5.36     6.707       737          186,924     81.67          0
751 to 775                        209         43,123,060        4.43     6.475       762          206,330     80.43          0
776 to 800                         68         14,136,581        1.45     6.569       786          207,891     78.57          0
801 to 825                          8          2,188,663        0.23     6.715       806          273,583     82.17          0
                                -----       ------------      ------     -----       ---      -----------     -----       ----
TOTAL:                          5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                                -----       ------------      ------     -----       ---      -----------     -----       ----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 658.

CREDIT GRADE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE              MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
------------              --------------   -----------      ----        ------     -----     -----------     ---         ---
AA                             3,192       $591,899,786       60.87%     6.81%      689      $   185,432     82.09%      0.00%
A                              1,277        241,334,611       24.82     6.934       630          188,986     80.65          0
A-                               293         56,400,198         5.8     7.013       601          192,492     78.07          0
B+                               213         45,057,404        4.63     7.092       570          211,537     76.91          0
B                                179         35,644,761        3.67     7.487       545          199,133     72.86          0
C                                 11          2,036,343        0.21     8.138       556          185,122     64.86          0
                               -----       ------------      ------      ----       ---      -----------     -----       ----
TOTAL:                         5,165       $972,373,103      100.00%     6.89%      658      $   188,262     80.89%      0.00%
                               -----       ------------      ------      ----       ---      -----------     -----       ----